Pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned, as the Executive Vice President - Finance and Chief Financial Officer of Georgia-Pacific Corporation, certifies that the Quarterly Report on Form 10-Q for the period ended September 28, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Georgia-Pacific Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and not be relied upon for any other purpose.

/s/ Danny W. Huff Danny W. Huff Executive Vice President - Finance and Chief Financial Officer